ATTACHMENT A

                  ADDITIONAL REPORTING PERSONS AND SIGNATURES

COMPANY / ADDRESS

AXA ASSURANCES I.A.R.D. MUTUELLE                 26, rue Drouot
                                                 75009 Paris, France

AXA ASSURANCES VIE MUTUELLE                      26, rue Drouot
                                                 75009 Paris, France

are Reporting Persons through their interest in the following entity:

AXA                                              25, avenue Matignon
                                                 75008 Paris, France

is a Reporting Person through its interest in AXA America Holdings, Inc. and AXA IM Rose,Inc.

SIGNED ON BEHALF OF THE ABOVE ENTITIES (collectively, the "Mutuelles AXA, and AXA")


By: /s/Alvin H. Fenichel
    ----------------------------------
    Alvin H. Fenichel, Attorney-in-Fact


COMPANY / ADDRESS

AXA EQUITABLE LIFE INSURANCE COMPANY             1290 Avenue of the Americas
                                                 New York, New York  10104

MONY LIFE INSURANCE COMPANY                      1290 Avenue of the Americas
                                                 New York, New York  10104

MONY LIFE INSURANCE COMPANY OF AMERICA           1290 Avenue of the Americas
                                                 New York, New York  10104

AXA America Holdings, Inc.                       1290 Avenue of the Americas
                                                 New York, New York  10104


SIGNED ON BEHALF OF THE ABOVE ENTITIES


By:  /s/ Alvin H. Fenichel
    -------------------------------
    Alvin H. Fenichel, Senior Vice
    President and Chief Accounting Officer


AXA Financial (Bermuda) Ltd.                     C/O 1290 Avenue of the Americas
                                                 New York, New York  10104

By:  /s/ Kevin R. Byrne
    -------------------------------
    Kevin R. Byrne, President


ACMC, INC.                                       1290 Avenue of the Americas
                                                 New York, New York  10104

By: /s/Kevin R. Byrne
    -------------------------------
    Kevin R. Byrne, Senior Vice President
    and Chief Financial Officer


AXA America Coporate Solutions, Inc.             17 State Street
                                                 New York, New York  10004

By: /s/Susan B. Wilcher
    -------------------------------
    Susan B. Wilcher
    General Counsel


Coliseum Reinsurance Company                     17 State Street
                                                 New York, New York  10004

By: /s/Susan B. Wilcher
    -------------------------------
    Susan B. Wilcher
    General Counsel


AXA IM Rose,Inc.                                 One Fawcett Place
			    Greenwich, CT 06830

By: /s/David Fourgoux
    -------------------------------
    David Fourgoux
    Chief Operating Officer


Since no more than ten reporting persons may join in a single electronic Form 4 submission, a separate Form 4 is being filed today on behalf of the following reporting persons:


COMPANY / ADDRESS

AXA FINANCIAL, INC.                              1290 Avenue of the Americas
                                                 New York, New York  10104


AXA Equitable Financial Services, LLC.           1290 Avenue of the Americas
                                                 New York, New York  10104

Oudinot Participations                           26, rue du Colisee
                                                 75008 Paris, France

VOTING TRUSTEES / ADDRESS

Henri de Castries, Christopher Condron and       25, avenue Matignon
Denis Duverne (collectively, the "AXA Voting     75008 Paris, France
Trustees") pursuant to the Amended and
Restated Voting Trust Agreement dated as of May 12, 2002, with AXA.